UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934 (Amendment No.    )
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TECHNIPFMC PLC
(Name of Registrant as Specified In Its Charter)

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See the reverse side of this notice to obtain proxy materials and voting instructions.  E94474-P34542-Z76460  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Annual General Meeting of Shareholders to Be Held on April 24, 2020.  TECHNIPFMC PLC  ONE ST. PAUL'S CHURCHYARD  LONDON, EC4M 8AP  UNITED KINGDOM  You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  Meeting Information  Meeting Type: Annual General Meeting of Shareholders  For holders as of: February 27, 2020, 5:00 p.m. New York Time  Date: April 24, 2020 Time: 10:00 a.m. London Time  Location:  TechnipFMC PLC  One St. Paul's Churchyard  London, EC4M 8AP  United Kingdom

E94475-P34542-Z76460  Vote In Person: An admission ticket is required for attending the meeting. Please see the meeting materials for  the requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link  at www.proxyvote.com.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 7, 2020 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT, ANNUAL REPORT ON  FORM 10-K, AND U.K. ANNUAL REPORT AND ACCOUNTS  Proxy Materials Available to VIEW or RECEIVE:  XXXX XXXX XXXX XXXX  XXXX XXXX XXXX XXXX  XXXX XXXX XXXX XXXX  Before You Vote  How to Access the Proxy Materials  How To Vote  Please Choose One of the Following Voting Methods

Voting Items

The Board of Directors recommends you vote FOR all Proposals.

1. **Election of Directors** – Election of each of the following director nominees for a term expiring at the Company's 2021 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company's articles of association:

   1a. Douglas J. Pferdehirt

   1b. Eleazar de Carvalho Filho

   1c. Arnaud Caudoux

   1d. Pascal Colombani

   1e. Marie-Ange Debon

   1f. Claire S. Farley

   1g. Didier Houssin

   1h. Peter Mellbye

   1i. John O'Leary

   1j. Olivier Piou

   1k. Kay G. Priestly

   1l. Joseph Rinaldi

   1m. James M. Ringler

   1n. John Yearwood

2. **2019 Say-on-Pay for Named Executive Officers** – Approval, on an advisory basis, of the Company's named executive officer compensation for the year ended December 31, 2019;

3. **2019 Directors' Remuneration Report** – Approval, on an advisory basis, of the Company's directors' remuneration report for the year ended December 31, 2019;

4. **U.K. Annual Report and Accounts** – Receipt of the Company's audited U.K. accounts for the year ended December 31, 2019, including the reports of the directors and the auditor thereon;

5. **Ratification of U.S. Auditor** – Ratification of the appointment of PricewaterhouseCoopers LLP ("**PwC**") as the Company's U.S. independent registered public accounting firm for the year ending December 31, 2020;

6. **Re-appointment of U.K. Statutory Auditor** – Re-appointment of PwC as the Company's U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid;

7. **U.K. Statutory Auditor Fees** – Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company's U.K. statutory auditor for the year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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